UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 23, 2020

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

In connection with the proposed financing transaction described under Item 8.01, Community Health Systems, Inc. (the “Company”) hereby announces certain estimated results of operations for the three months and year ended December 31, 2019.

	Three Months Ended December 31,			Year Ended December 31,
	Consolidated			Consolidated
	Estimated 2019	2018	% Change	Estimated 2019	2018	% Change
	(in millions)			(in millions)
Net operating revenues	$3,286	$3,453	-4.8%	$13,210	$14,155	-6.7%
Admissions			-9.9%			-11.1%
Adjusted Admissions			-8.6%			-10.6%

In addition, the Company hereby announces certain additional same-store operating results and statistical data for 2018 and 2019 in respect of the 101 hospitals the Company owned as of December 31, 2019. Percentages in the below table represent percent change compared with the same period in the prior year. Information for the three months and year ended December 31, 2019 is preliminary.

	Three months ended March 31, 2018	Three months ended June 30, 2018	Three months ended September 30, 2018	Three months ended December 31, 2018	Year Ended December 31, 2018	Three months ended March 31, 2019	Three months ended June 30, 2019	Three months ended September 30, 2019	Estimated Three months ended December 31, 2019	Estimated Year Ended December 31, 2019
	($ in millions)
Same-Store Data(1)
Net operating revenues	$3,083	$3,023	$3,043	$3,152	$12,301	$3,198	$3,185	$3,167	$3,269	$12,819
Net operating revenue growth	2.5%	3.8%	4.7%	2.9%	3.5%	3.7%	5.4%	4.1%	3.7%	4.2%
Net revenue per adjusted admissions growth	4.1%	3.0%	3.9%	2.1%	3.3%	2.3%	3.3%	0.4%	1.9%	1.9%
Admissions(2)	-1.9%	-0.7%	-0.2%	0.4%	-0.6%	0.4%	2.5%	2.5%	0.1%	1.3%
Adjusted admissions(3)	-1.5%	0.8%	0.8%	0.8%	0.2%	1.4%	2.0%	3.7%	1.8%	2.2%
Surgeries	-3.5%	-0.6%	0.4%	1.1%	-0.7%	4.2%	4.3%	4.9%	3.0%	4.1%
ER visits	1.0%	-1.3%	-0.7%	-2.5%	-0.9%	-1.5%	2.3%	2.5%	3.4%	1.6%

(1)

Same-store operating results and statistical data exclude information for the hospitals divested or closed as of December 31, 2019. In addition, same-store data excludes discontinued operations in the periods presented. For all hospitals owned throughout all periods, the same-store operating results and statistical data reflects the indicated periods. Information for 2018 and 2019 in this table is based on 101 hospitals that the Company operated throughout 2018 and 2019 and owned as of December 31, 2019, and, thus, includes the operating results and statistical data for the three hospitals (with 485 licensed beds in the aggregate) that the Company divested effective January 1, 2020.

(2)	Admissions represent the number of patients admitted for inpatient treatment.
(3)

Adjusted admissions is a general measure of combined inpatient and outpatient volume. The Company computed adjusted admissions by multiplying admissions by gross patient revenues and then dividing that number by gross inpatient revenues.

In addition, as of December 31, 2019, the Company estimates that it had (i) approximately $200 million to $225 million of unrestricted cash and cash equivalents, (ii) approximately $273 million of borrowings outstanding under the ABL Facility and (iii) approximately $442 million of additional borrowing capacity under the ABL Facility (after taking into account estimated borrowing base limitations and approximately $145 million of outstanding letters of credit, in each case as of December 31, 2019).

The preliminary financial data for the three months and year ended December 31, 2019 contained in this Current Report on Form 8-K are forward-looking statements. The preliminary data as of and provided above is based on information available to management as of this Current Report on Form 8-K and is subject to revision upon finalization of the Company’s quarterly accounting and financial reporting procedures. The Company has provided preliminary estimated results for consolidated and same-store net operating revenues and percent changes in certain consolidated and same-store statistical data, because its closing procedures for its fiscal quarter and year ended December 31, 2019 are not yet complete. The Company’s actual results remain subject to the completion of management’s final review and its other closing procedures, as well as the completion of the audit of the Company’s annual consolidated financial statements. The preliminary data as of and for the three months and year ended December 31, 2019 above are not a comprehensive statement of the Company’s consolidated financial results or financial position for the three months and year ended December 31, 2019, and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. Accordingly, you should not place undue reliance on the preliminary data presented above, which may differ materially from actual results.

The Company intends to provide its reporting on its financial and operating results for the three months and year ended December 31, 2019 on a future date.

The preliminary financial data as of and for the quarter and year ended December 31, 2019 included in this Current Report on Form 8-K has been prepared by, and is the responsibility of, management. Deloitte & Touche LLP has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to this preliminary financial data. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 that involve risk and uncertainties. Although the Company believes that these forward-looking statements are based on reasonable assumptions, these assumptions are inherently subject to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately and may be beyond the control of the Company. Accordingly, the Company cannot give any assurance that its expectations will in fact occur and cautions that actual results may differ materially from those in the forward-looking statements. A number of factors could affect the future results of the Company or the healthcare industry generally and could cause the Company’s expected results to differ materially from those expressed in this report. These factors include, among other things:

•	general economic and business conditions, both nationally and in the regions in which we operate;

•

the impact of current or future federal and state health reform initiatives, including, without limitation, the Affordable Care Act, and the potential for the Affordable Care Act to be repealed, or found unconstitutional or otherwise invalidated, or for additional changes to the law, its implementation or its interpretation (including through executive orders and court challenges);

•

the extent to and manner in which states support increases, decreases or changes in Medicaid programs, implement health insurance exchanges or alter the provision of healthcare to state residents through regulation or otherwise;

•	the future and long-term viability of health insurance exchanges and potential changes to the beneficiary enrollment process;

•

risks associated with our substantial indebtedness, leverage and debt service obligations, and the fact that a substantial portion of our indebtedness will mature and become due in the near future, including our ability to refinance such indebtedness on acceptable terms or to incur additional indebtedness, and our ability to remain in compliance with debt covenants;

•	demographic changes;

•	changes in, or the failure to comply with, federal, state or local laws or governmental regulations affecting our business;

•	potential adverse impact of known and unknown government investigations, audits, and federal and state false claims act litigation and other legal proceedings;

•

our ability, where appropriate, to enter into and maintain provider arrangements with payors and the terms of these arrangements, which may be further affected by the increasing consolidation of health insurers and managed care companies and vertical integration efforts involving payors and healthcare providers;

•	changes in, or the failure to comply with, contract terms with payors and changes in reimbursement policies or rates paid by federal or state healthcare programs or commercial payors;

•	any potential additional impairments in the carrying value of goodwill, other intangible assets, or other long-lived assets, or changes in the useful lives of other intangible assets;

•	changes in inpatient or outpatient Medicare and Medicaid payment levels and methodologies;

•	the effects related to the continued implementation of the sequestration spending reductions and the potential for future deficit reduction legislation;

•

increases in the amount and risk of collectability of patient accounts receivable, including decreases in collectability which may result from, among other things, self-pay growth and difficulties in recovering payments for which patients are responsible, including co-pays and deductibles;

•	the efforts of insurers, healthcare providers, large employer groups and others to contain healthcare costs, including the trend toward value-based purchasing;

•

increases in wages as a result of inflation or competition for highly technical positions and rising supply and drug costs due to market pressure from pharmaceutical companies and new product releases;

•	liabilities and other claims asserted against us, including self-insured malpractice claims;

•	competition;

•	our ability to attract and retain, at reasonable employment costs, qualified personnel, key management, physicians, nurses and other healthcare workers;

•	trends toward treatment of patients in less acute or specialty healthcare settings, including ambulatory surgery centers or specialty hospitals;

•	changes in medical or other technology;

•	changes in U.S. generally accepted accounting principles;

•	the availability and terms of capital to fund any additional acquisitions or replacement facilities or other capital expenditures;

•

or ability to successfully make acquisitions or complete divestitures, including the disposition of hospitals and non-hospital businesses pursuant to our portfolio rationalization and deleveraging strategy, our ability to complete any such acquisitions or divestitures on desired terms or at all, the timing of the completion of any such acquisitions or divestitures, and our ability to realize the intended benefits from any such acquisitions or divestitures;

•	the impact that changes in our relationships with joint venture or syndication partners could have on effectively operating our hospitals or ancillary services or in advancing strategic opportunities;

•	our ability to successfully integrate any acquired hospitals, or to recognize expected synergies from acquisitions;

•	the impact of seasonal severe weather conditions, including the timing and amount of insurance recoveries in relation to severe weather events;

•	our ability to obtain adequate levels of insurance, including general liability, professional liability, and directors and officers liability insurance;

•	timeliness of reimbursement payments received under government programs;

•	effects related to outbreaks of infectious diseases;

•	the impact of prior or potential future cyber-attacks or security breaches;

•	any failure to comply with the terms of the Corporate Integrity Agreement;

•	the concentration of our revenue in a small number of states;

•	our ability to realize anticipated cost savings and other benefits from our current strategic and operational cost savings initiatives;

•	changes in interpretations, assumptions and expectations regarding the Tax Cuts and Jobs Act; and

•

the other risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on February 20, 2019, and our other public filings with the Securities and Exchange Commission.

The Company cautions that the financial information set forth in this Current Report on Form 8-K is provided as of the date hereof based on currently available information. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.01.	Regulation FD Disclosure.

The information set forth in Item 2.02 of this Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

On January 23, 2020, the Company announced the offering of $1.020 billion aggregate principal amount of Senior Secured Notes due 2025 to be issued by its wholly owned subsidiary, CHS/Community Health Systems, Inc. (the “Issuer”). A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, on January 23, 2020, the Company announced that the Issuer has commenced a cash tender offer for any and all of its outstanding 5.125% Senior Secured Notes due 2021 (the “2021 Notes”). A copy of the press release making this announcement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In connection with the commencement of the cash tender offer, the Issuer issued to holders of the 2021 Notes a conditional notice of redemption to redeem all of the 2021 Notes not purchased by the Issuer in the Concurrent Tender Offer at a redemption price of 100.00% of the principal amount thereof plus accrued and unpaid interest to, but not including, February 22, 2020.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

99.1	Press Release of Community Health Systems, Inc., dated January 23, 2020

99.2	Press Release of Community Health Systems, Inc., dated January 23, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2020	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

	By:	/s/ Kevin J. Hammons
Kevin J. Hammons Executive Vice President and Chief Financial Officer
(principal financial officer)